UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 9, 2010

Commission File Number	Exact Name of Registrant as Specified of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211380

333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On December 9, 2010, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Ameren Corporation (“Ameren”) approved and on December 10, 2010, the Board ratified the establishment of the 2011 Ameren Executive Incentive Plan (the “2011 EIP”) to provide for the payment of cash awards to the Named Executive Officers identified below based on Ameren earnings per share (“EPS”) and individual performance in 2011. The 2011 EIP is attached as Exhibit 10.1 and is incorporated herein by reference.

For 2011, a target award under the 2011 EIP was established for each Named Executive Officer as a percent of 2011 base salary as shown below.

NAMED EXECUTIVE OFFICER	TARGET SHORT-TERM INCENTIVE COMPENSATION AS PERCENT OF BASE SALARY
Voss	100%
Lyons	65%
Baxter	65%
Sullivan	65%
Naslund	60%
Cisel	60%

Under the 2011 EIP, EPS (as determined in accordance with generally accepted accounting principles) is the primary metric used to establish award opportunities. The range of EPS achievement levels for the 2011 EIP (threshold, target and maximum) will be established by the Committee in February 2011. EPS achievement levels may be adjusted to include or exclude specified items of an unusual or non-recurring nature as determined by the Committee at its sole discretion and as permitted by the Ameren Corporation 2006 Omnibus Incentive Compensation Plan (the “Omnibus Plan”). In the event Ameren EPS is below the threshold achievement level, as determined by the Committee, no award will be paid.

The 2011 EIP award based on achievement of 2011 Ameren EPS (the “base award”) for each Named Executive Officer may be adjusted up or down by up to 50% (the “individual performance modifier”) based on the Named Executive Officer’s individual contributions and performance during the year, in the Committee’s discretion. The individual performance modifier will take into consideration the Named Executive Officer’s performance on key performance variables, including leadership, business results, customer satisfaction, reliability, plant availability, safety and/or other performance metrics, as applicable and as determined by the Committee. The actual individual incentive payout, determined by modifying the base award by the individual performance modifier, is capped at 200% of target short-term incentive compensation with the ability to pay zero for non-performance.

On December 9, 2010, the Committee also authorized the issuance pursuant to the Omnibus Plan of performance share unit awards for each of the Named Executive Officers identified on Exhibit 99.1 attached hereto. The target number of performance share units to be issued to each such Named Executive Officer for 2011 pursuant to the Omnibus Plan will be determined as of January 1, 2011 in accordance with the formula set forth in Exhibit 99.1 attached hereto.

Each performance share unit represents the right to receive a share of Ameren’s common stock assuming certain performance criteria are achieved. The actual number of performance share units which may be earned will vary from 0% to 200% of the target number of performance share units granted to each Named Executive Officer, based primarily on Ameren’s 2011-2013 three-year total shareholder return (“TSR”) relative to a utility peer group and continued employment during such three-year period (the “Performance Period”). In the event Ameren’s TSR relative to utility peers during the Performance Period is below the 30th percentile, no performance share units will be earned unless the three-year average Ameren EPS reaches or exceeds the average of the Ameren Executive Incentive Plan threshold levels in 2011, 2012 and 2013.

Dividends on performance share units will accrue and be reinvested into additional performance share units throughout the Performance Period. Because these performance share units will be earned only if performance goals over the Performance Period are attained, the amounts, if any, that will be payable to the Named Executive Officers pursuant to the performance share unit awards described above are not determinable at this time. The Committee has the ability to amend the terms of the performance share unit awards, including the performance criteria, to the extent not adverse to the holders of an award.

The form of performance share unit award agreement for 2011 is attached as Exhibit 10.2 and is incorporated herein by reference.

The award agreements between Ameren and each of the Named Executive Officers provide that upon the occurrence of a “Change of Control” if Ameren continues to exist and its common stock is traded on the New York Stock Exchange (“NYSE”) or NASDAQ Stock Market (“NASDAQ”) (i) voluntary terminations of employment prior to the end of the performance period or terminations for “Cause” at any time prior to pay out of shares result in forfeiture of awards and (ii) a “qualifying termination” (as defined in the award agreement) of employment during the performance period does not change the manner in which awards are earned and become vested on December 31, 2013 and such awards will be paid in shares of Ameren common stock on January 1, 2014 or as soon as practicable thereafter.

The award agreements referenced above also provide that upon a “Change of Control” which occurs on or before December 31, 2013, if Ameren ceases to exist or its common stock is no longer traded on the NYSE or NASDAQ (i) the target number of performance share units together with accrued dividends thereon will be converted into nonqualified deferred compensation which will accrue interest at the prime rate as provided in the award agreement and, assuming continued employment, such amount will be paid out on January 1, 2014 or as soon as practicable thereafter, (ii) voluntary terminations of employment or terminations for “Cause” result in forfeiture of the amounts described above in (i) of this paragraph and (iii) qualifying terminations of employment result in an immediate payment of the amounts described above in (i) of this paragraph (except as otherwise provided in the awards).

The terms “Change of Control” and “Cause” have the meanings given them in the Second Amended and Restated Ameren Corporation Change of Control Severance Plan, a copy of which was filed as Exhibit 10.37 to Ameren’s Annual Report filed on Form 10-K for the 2008 fiscal year.

On December 9, 2010, the Committee approved and on December 10, 2010, the Board ratified an increase to the base salary of Mr. Thomas R. Voss, Ameren’s Chairman, President and Chief Executive Officer, from $817,500 to $900,000, effective as of January 1, 2011, in connection with Mr. Voss’ annual performance review. The Committee’s decision to adjust Mr. Voss’ base salary was based on a number of factors, including but not limited to his performance as Ameren’s Chief Executive Officer and the Committee’s review of base salary market data for the chief executive officer position at similar regulated utility industry companies. Except as described in this Current Report on Form 8-K, all other material terms and conditions of Mr. Voss’ compensatory plans, contracts or arrangements with Ameren remain the same.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2010, the By-Laws of Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), a subsidiary of Ameren, were amended by action by unanimous written consent of Ameren Missouri’s Board of Directors. The principal changes to Article IV of Ameren Missouri’s By-Laws:

•

make indemnification mandatory (i.e., changing “may indemnify” to “shall indemnify”), to the extent permitted by law and the By-Laws, for Ameren Missouri directors, officers and employees and to persons who serve as a director or officer of another entity at the request of Ameren Missouri and limit such indemnification by excluding “agents” of Ameren Missouri and persons serving as employees or agents of another entity at the request of Ameren Missouri from the class of indemnitees;

•

specify that “serving at the request of the Company,” which was not previously defined, shall be established solely (a) by express approval of such service by Ameren’s Nominating and Corporate Governance Committee or (b) by such Committee’s annual review of a list of non-affiliated organizations that Ameren Missouri officers are serving as a director or officer of, so long as such Committee does not notify any such officer that such person is not serving at the request of Ameren Missouri;

•

provide that indemnification or advancement of expenses by Ameren Missouri to a person serving at the request of Ameren Missouri as a director or officer of another entity shall be secondary to any payments to be received from the other entity for which a person is serving (Ameren Missouri’s By-Laws did not previously include a hierarchy of indemnification payments and expense advancement);

•

make the advancement of expenses mandatory for all indemnitees who are Ameren Missouri directors or officers or persons serving at the request of Ameren Missouri as a director or officer of another entity upon an undertaking by such person to repay such amounts unless it is ultimately determined that such person was entitled to indemnification by Ameren Missouri (Ameren Missouri’s By-Laws previously provided that any such expense advancement was at the discretion of the Board of Directors (advancement of expenses for indemnitees who serve as an employee of Ameren Missouri continues to be at the discretion of the Board of Directors upon receipt of an undertaking by such employee to repay such amounts unless it is ultimately determined that such person was entitled to indemnification by Ameren Missouri)); and

•

limit the maximum liability of Ameren Missouri, Ameren and Ameren’s other majority owned subsidiaries for indemnification and advancement of expenses to any person “serving at the request of the Company” under the By-Laws or applicable law for such service to $25 million, except with respect to an employee benefit plan of Ameren Missouri, Ameren or Ameren’s other majority owned subsidiaries (or such plan’s participants or beneficiaries) or as otherwise expressly approved by the Board of Directors (Ameren Missouri’s By-Laws did not previously include an express dollar limit on any such indemnification and advancement of expenses).

The complete copy of the Ameren Missouri By-Laws, as amended, is included as Exhibit 3.1(ii).

On December 10, 2010, the Bylaws of Ameren Illinois, a subsidiary of Ameren, were amended by action by unanimous written consent of Ameren Illinois’ Board of Directors. The principal changes to Article VI of Ameren Illinois’ Bylaws:

•

limit the indemnification currently provided in the Bylaws or by applicable law to Ameren Illinois directors, officers and employees and to persons who serve as a director or officer of another entity at the request of Ameren Illinois, by excluding “agents” of Ameren Illinois and persons serving as employees or agents of another entity at the request of Ameren Illinois from the class of indemnitees;

•

specify that “serving at the request of the Company,” which was not previously defined, shall be established solely (a) by express approval of such service by Ameren’s Nominating and Corporate Governance Committee or (b) by such Committee’s annual review of a list of non-affiliated organizations that Ameren Illinois officers are serving as a director or officer of, so long as such Committee does not notify any such officer that such person is not serving at the request of Ameren Illinois;

•

include a standard required under Illinois law, as recently amended, that persons requesting payment of expenses when successful in defense of any action must have acted in good faith and in a manner he or she reasonably believed to be in and not opposed to the best interests of Ameren Illinois;

•

include a provision relating to partial indemnification and a right of contribution to the extent permitted by law and public policy, where full and complete indemnification for persons entitled to indemnification under the Bylaws is prohibited by law or public policy;

•

provide that indemnification or advancement of expenses by Ameren Illinois to a person serving at the request of Ameren Illinois as a director or officer of another entity shall be secondary to any payments to be received from the other entity for which a person is serving (Ameren Illinois’ Bylaws did not previously include a hierarchy of indemnification payments and expense advancement);

•

make the advancement of expenses mandatory for all indemnitees who are Ameren Illinois directors or officers or persons serving at the request of Ameren Illinois as a director or officer of another entity upon an undertaking by such person to repay such amounts if it is ultimately determined that such person was not entitled to indemnification by Ameren Illinois (Ameren Illinois’ Bylaws previously provided that any such expense advancement was at the discretion of the Board of Directors (advancement of expenses for indemnitees who serve as an employee of Ameren Illinois continues to be at the discretion of the Board of Directors));

•	limit the requirement that Ameren Illinois notify shareholders of indemnity payments and advances of expenses only to the extent required under Illinois law; and

•

limit the maximum liability of Ameren Illinois, Ameren and Ameren’s other majority owned subsidiaries for indemnification and advancement of expenses to any person “serving at the request of the Company” under the Bylaws or applicable law for such service to $25 million, except with respect to an employee benefit plan of Ameren Illinois, Ameren and Ameren’s other majority owned subsidiaries (or such plan’s participants or beneficiaries) or as otherwise expressly approved by the Board of Directors (Ameren Illinois’ Bylaws did not previously include an express dollar limit on any such indemnification and advancement of expenses).

The complete copy of the Ameren Illinois Bylaws, as amended, is included as Exhibit 3.2(ii).

On December 10, 2010, the Bylaws of Ameren Energy Generating Company (“Genco”), a subsidiary of Ameren, were amended by action by unanimous written consent of Genco’s Board of Directors. The principal changes to Article VI of Genco’s Bylaws:

•

limit the indemnification currently provided in the Bylaws or by applicable law to Genco directors, officers and employees and to persons who serve as a director or officer of another entity at the request of Genco, by excluding “agents” of Genco and persons serving as employees or agents of another entity at the request of Genco from the class of indemnitees;

•

specify that “serving at the request of the Company,” which was not previously defined, shall be established solely (a) by express approval of such service by Ameren’s Nominating and Corporate Governance Committee or (b) by such Committee’s annual review of a list of non-affiliated organizations that Genco officers are serving as a director or officer of, so long as such Committee does not notify any such officer that such person is not serving at the request of Genco;

•

include a standard required under Illinois law, as recently amended, that persons requesting payment of expenses when successful in defense of any action must have acted in good faith and in a manner he or she reasonably believed to be in and not opposed to the best interests of Genco;

•

include a provision relating to partial indemnification and a right of contribution to the extent permitted by law and public policy, where full and complete indemnification for persons entitled to indemnification under the Bylaws is prohibited by law or public policy;

•

provide that indemnification or advancement of expenses by Genco to a person serving at the request of Genco as a director or officer of another entity shall be secondary to any payments to be received from the other entity for which a person is serving (Genco’s Bylaws did not previously include a hierarchy of indemnification payments and expense advancement);

•

make the advancement of expenses mandatory for all indemnitees who are Genco directors or officers or persons serving at the request of Genco as a director or officer of another entity upon an undertaking by such person to repay such amounts if it is ultimately determined that such person was not entitled to indemnification by Genco (Genco’s Bylaws previously provided that any such expense advancement was at the discretion of the Board of Directors (advancement of expenses for indemnitees who serve as an employee of Genco continues to be at the discretion of the Board of Directors));

•	limit the requirement that Genco notify shareholders of indemnity payments and advances of expenses only to the extent required under Illinois law; and

•

limit the maximum liability of Genco, Ameren and Ameren’s other majority owned subsidiaries for indemnification and advancement of expenses to any person “serving at the request of the Company” under the Bylaws or applicable law for such service to $25 million, except with respect to an employee benefit plan of Genco, Ameren and Ameren’s other majority owned subsidiaries (or such plan’s participants or beneficiaries) or as otherwise expressly approved by the Board of Directors (Genco’s Bylaws did not previously include an express dollar limit on any such indemnification and advancement of expenses).

The complete copy of the Genco Bylaws, as amended, is included as Exhibit 3.3(ii).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:

3.1(ii)	By-Laws of Union Electric Company, as amended December 10, 2010

3.2(ii)	Bylaws of Ameren Illinois Company, as amended December 10, 2010

3.3(ii)	Bylaws of Ameren Energy Generating Company, as amended December 10, 2010

10.1	2011 Ameren Executive Incentive Plan

10.2	Form of Performance Share Unit Award Agreement for Awards Issued in 2011 pursuant to 2006 Omnibus Incentive Compensation Plan

99.1	Formula for Determining 2011 Target Performance Share Unit Awards to be Issued to Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ILLINOIS COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons, Jr.
Martin J. Lyons, Jr.
Senior Vice President and Chief Financial Officer

Date: December 15, 2010

Exhibit Index

Exhibit Number:	Title:

3.1(ii)	By-Laws of Union Electric Company, as amended December 10, 2010

3.2(ii)	Bylaws of Ameren Illinois Company, as amended December 10, 2010

3.3(ii)	Bylaws of Ameren Energy Generating Company, as amended December 10, 2010

10.1	2011 Ameren Executive Incentive Plan

10.2	Form of Performance Share Unit Award Agreement for Awards Issued in 2011 pursuant to 2006 Omnibus Incentive Compensation Plan

99.1	Formula for Determining 2011 Target Performance Share Unit Awards to be Issued to Named Executive Officers